UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 22, 2006

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to 1999 Stock Option and Restricted Stock Purchase Plan

On June 22, 2006, the stockholders of Concentra Inc., f/k/a Concentra Managed Care, Inc., (“Concentra”), the holder of all of the capital stock of Concentra Operating Corporation (the “Company”), approved an amendment to the Concentra Managed Care, Inc. 1999 Stock Option and Restricted Stock Purchase Plan (the “1999 Plan”) to provide that the total number of shares of Common Stock of Concentra for which Awards (as defined under the 1999 Plan) may be granted under such Plan be increased from 5,250,000 shares to 6,750,000 shares of Common Stock (subject to adjustment as set forth in the 1999 Plan). The Concentra Managed Care, Inc. 1999 Stock Option and Restricted Stock Purchase Plan was initially filed on November 12, 1999 as Exhibit 10.25 to the Company’s Registration Statement on Form S-4. The 1999 Plan, as amended, is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Securities Purchase Plan

On June 23, 2006, Concentra and William H. Wilcox, a non-employee Director of Concentra, entered into a Securities Purchase Plan. Under the Securities Purchase Plan, Mr. Wilcox purchased from Concentra 13,889 shares of its Common Stock at a purchase price of $18.00 per share, for a total purchase price of $250,002. The Securities Purchase Plan is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholders Agreement and Registration Rights Agreement

In connection with the Securities Purchase Plan, on June 23, 2006, Concentra entered into Amendment No. 5 to Stockholders Agreement with the stockholders named therein, whereby Mr. Wilcox joined and agreed to be bound by Concentra’s Stockholders Agreement. The Stockholders Agreement was initially filed on November 12, 1999 as Exhibit 10.21 to the Company’s Registration Statement on Form S-4. Amendment No. 5 to Stockholders Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, on June 23, 2006, Concentra entered into Amendment No. 6 to Registration Rights Agreement with the stockholders named therein, whereby Mr. Wilcox joined and agreed to be bound by Concentra’s Registration Rights Agreement. The Registration Rights Agreement was initially filed on November 12, 1999 as Exhibit 10.22 to the Company’s Registration Statement on Form S-4. Amendment No. 6 to Registration Rights Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to Restricted Stock Agreements of Richard A. Parr II

On June 23, 2006, Concentra entered into Amendment No. 1 to Restricted Stock Agreements with Richard A. Parr II to provide that the vesting of certain restricted shares held by Mr. Parr would accelerate to the last day of Mr. Parr’s employment with Concentra. Mr. Parr serves as the Executive Vice President, General Counsel & Corporate Secretary to both the Company and Concentra. Amendment No. 1 to Restricted Stock Agreements is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 5 to Stockholders Agreement, dated June 23, 2006, by and among Concentra Inc. and the stockholders named therein.

4.2	Amendment No. 6 to Registration Rights Agreement, dated June 23, 2006, by and among Concentra Inc. and the stockholders named therein.

10.2	Concentra Managed Care, Inc. 1999 Stock Option and Restricted Stock Purchase Plan, as amended through June 22, 2006

10.3	Securities Purchase Plan, dated June 23, 2006, by and between Concentra Inc. and William H. Wilcox

10.4	Amendment No. 1 to Restricted Stock Agreements, dated June 23, 2006, by and between Concentra Inc. and Richard A. Parr II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Richard A. Parr II
Name:	Richard A. Parr II
Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: June 28, 2006

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
4.1	Amendment No. 5 to Stockholders Agreement, dated June 23, 2006, by and among Concentra Inc. and the stockholders named therein.

4.2	Amendment No. 6 to Registration Rights Agreement, dated June 23, 2006, by and among Concentra Inc. and the stockholders named therein.

10.2	Concentra Managed Care, Inc. 1999 Stock Option and Restricted Stock Purchase Plan, as amended through June 22, 2006

10.3	Securities Purchase Plan, dated June 23, 2006, by and between Concentra Inc. and William H. Wilcox

10.4	Amendment No. 1 to Restricted Stock Agreements, dated June 23, 2006, by and between Concentra Inc. and Richard A. Parr II